EXHIBIT 10.25.1


                                    AMENDMENT
                                     TO THE
                           SECOND RESTATED AND AMENDED
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                             EXECUTIVE MEDICAL PLAN

         THIS AMENDMENT made by the Public Service Company of New Mexico ("PNM") is effective as of January 1, 2002 unless otherwise noted herein.

         WHEREAS, PNM maintains the Second Restated and Amended Public Service Company of New Mexico Executive Medical Plan (the "Plan");

         WHEREAS, PNM reserved the right to amend the Plan pursuant to Article VIII of the Plan; and

         WHEREAS, PNM now desires to amend the Plan to: (i) reflect certain design changes that took effect January 1, 2002 and May 1, 2002; (ii) transfer sponsorship of the Plan from PNM to PNM Resources, Inc. ("PNMR"); (iii) change the name of the Plan to reflect the transfer of sponsorship; and (iv) designate PNM as a participating employer.

         NOW, THEREFORE, PNM does hereby amend the Plan as follows:

1. Effective May 1, 2002, Article I (PURPOSE) of the Plan is hereby amended by adding the following to the end thereof:

                           Effective May 1, 2002, the Plan shall be self-funded
                  rather than fully insured with the benefits provided by Connecticut General Life Insurance Company. This means that benefits will be paid from the Company's general assets. Reimbursements paid from the Company's general assets must be included in a Participant's taxable income for the calendar year in which the Participant receives the reimbursement rather than the calendar year in which the underlying expense is incurred. Amounts paid from the Company's general assets will be grossed-up for taxes using the Participant's assumed tax rate, as determined by the Plan Administrator.

2. The first sentence of Article III (ELIGIBILITY) of the Plan is hereby amended and restated in its entirety to provide as follows:

                           The Plan shall apply only to an executive employee of
                  the Company whose position with the Company is Vice-President or higher-ranking officer of the Company (a "Participant").

3. The fourth sentence of Article IV (COVERED CHARGES) of the Plan is hereby amended and restated in its entirety to provide as follows:

                  Notwithstanding the foregoing, Covered Charges shall not include expenses for transportation pursuant to Code Section 213(d)(1)(B) prior to January 1, 2002, for insurance pursuant to Code Sections 213(d)(1)(C) & (D) prior to May 1, 2002, and for lodging pursuant to Code Section 213(d)(2) prior to January 1, 2002.

4. The first sentence of Article V (ANNUAL LIMITATION) of the Plan is hereby amended and restated in its entirety to provide as follows:

                           The maximum annual amount of Covered Charges incurred
                  during a calendar year subject to reimbursement hereunder shall not exceed three thousand dollars ($3,000) paid to or on behalf of each Participant (the "Annual Limitation").

5. Effective November 30, 2002, sponsorship of the Plan is hereby transferred to PNMR and PNMR, by signing below, hereby assumes all duties, obligations, and authority as the sponsor of the Plan. PNMR does not assume PNM's financial obligation for its share of the costs and expenses of Plan benefits as determined pursuant to Article IV (COVERED CHARGES) of the Plan.

6. Effective November 30, 2002, Article I (PURPOSE) of the Plan is hereby further amended by adding the following to the end thereof:

                           PNMR became the parent holding company of PNM as of
                  December 31, 2001. Effective as of November 30, 2002, PNMR assumes the sponsorship of the Plan. Any affiliate that adopted the Plan prior to the assumption of the sponsorship of the Plan by PNMR, including PNM, shall continue to participate in the Plan.

7. Effective November 30, 2002, the Plan shall be known as the "PNM RESOURCES, INC. EXECUTIVE MEDICAL PLAN."

8. Effective November 30, 2002, Article IV (COVERED CHARGES) of the Plan is hereby further amended by adding the following paragraph to the end thereof:

                           Each affiliate that participates in the Plan shall
                  bear the costs and expenses of providing benefits accrued by its employee-Participants during periods while they are employed by that affiliate. Such costs and expenses shall be allocated among the participating affiliates in accordance with (i) agreements entered into between PNMR and any participating affiliate, or (ii) in the absence of such an agreement, procedures adopted by PNMR.

9. Effective November 30, 2002, all references to "Public Service Company of New Mexico" are hereby replaced with references to "PNM Resources, Inc.," unless the context (such as discussion of the formation of the Plan) indicates otherwise. Any other provisions of the Plan that are inconsistent with this transfer are hereby amended to the extent necessary to accomplish this transfer.

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


10. This Amendment shall only amend the provisions of the Plan referred to above, and those provisions not amended hereby shall be considered in full force and effect.

         IN WITNESS WHEREOF, Public Service Company of New Mexico has caused this Amendment to be executed as of this 27 day of November, 2002.

                                            PUBLIC SERVICE COMPANY OF NEW MEXICO

                                            By:      /s/ Alice A. Cobb
                                               ---------------------------------
                                            Its: Senior Vice President



                                            ACCEPTED:
                                            --------

                                            PNM RESOURCES, INC.

                                            By:      /s/ Alice A. Cobb
                                               ---------------------------------
                                            Its: Senior Vice President


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